July 17, 2008

ACTIVEPASSIVE FUNDS
ActivePassive Large Cap Growth Fund
ActivePassive Large Cap Value Fund
ActivePassive Small/Mid Cap Growth Fund
ActivePassive Small/Mid Cap Value Fund
ActivePassive International Equity Fund
ActivePassive Emerging Markets Equity Fund
ActivePassive Global Bond Fund
ActivePassive Intermediate Taxable Bond Fund
ActivePassive High Yield Bond Fund
ActivePassive Intermediate Municipal Bond Fund
Each a series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Statement of Additional Information (“SAI”)
Dated December 31, 2007, as Supplemented May 16, 2008

Effective immediately, the following replaces the section titled, “Dealer Reallowance” on page 65 of the SAI.

Dealer Reallowance

The Dealer Reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.75%
$25,000 but less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.50%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00%	0.00%	0.00%

Please retain this Supplement with your SAI for reference.